                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION



Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-12

                           CNL HOTELS & RESORTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:


          ----------------------------------------------------------------------

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[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
          ----------------------------------------------------------------------
     (3)  Filing Party:
          ----------------------------------------------------------------------
     (4)  Date Filed:
          ----------------------------------------------------------------------

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) JUNE 20, 2006


                           CNL HOTELS & RESORTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           MARYLAND                    0-24097                   59-3396369
----------------------------         -----------             -------------------
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


           420 SOUTH ORANGE AVENUE, SUITE 700, ORLANDO, FLORIDA 32801
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (407) 650-1510

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))


================================================================================

ITEM 7.01.        REGULATION FD DISCLOSURE.

On June 20, 2006, CNL Hotels & Resorts, Inc. (the "Company"), announced preliminary voting results pertaining to the Company's Special Meeting of Stockholders held today (the "Special Meeting") for the following proposals described in the Company's Proxy Statement filed with the Securities and Exchange Commission on May 12, 2006, which were approved:

o Proposal I - The Amended Merger Proposal to approve the Amended Merger of the Company and its advisor, CNL Hospitality Corp. (the "Advisor"), whereby the Advisor will be merged with and into CNL Hotels & Resorts Acquisition, LLC, a wholly-owned subsidiary of the Company, pursuant to the Amended Merger Agreement. Proposal I was approved with approximately 86,212,249 votes, or about 92 percent of the shares voted in favor thereof.

o Proposal II - The Majority Vote Charter Amendment Proposal to approve certain amendments and restatements of the Company's charter, which require the affirmative vote of the holders of a majority of the Company's outstanding common shares to modify certain provisions of the Company's charter to conform more closely to the charters of Listed REITs, and, if the Amended Merger Proposal is approved and the Amended Merger is consummated, to reflect that the Company has become self-advised. Proposal II was approved with approximately 85,438,394 votes, or about 91 percent of the shares voted in favor thereof.

Further, as of today, the following proposal did not receive a sufficient vote for approval:

o       Proposal III - The Two-Thirds Vote Charter Amendment Proposal to approve
        (i) other amendments and restatements of the Company's charter which require the affirmative vote of the holders of at least two-thirds of the Company's outstanding common shares to modify certain other provisions to conform more closely to the charters of Listed REITs, and, if the Amended Merger Proposal is approved and the Amended Merger is consummated, to reflect that the Company has become self-advised, and
        (ii) certain amendments to the Company's bylaws to reflect corresponding conforming changes to its bylaws, some of which require the affirmative vote of the holders of a majority of the Company's outstanding common shares. This proposal requires the affirmative vote of two-thirds of the Company's outstanding common shares. With respect to this proposal, approximately 56% of the Company's outstanding common shares voted on this proposal to date, with 91% of such shares voting in favor thereof.

The stockholders of the Company approved the adjournment of the Special Meeting for the purpose of soliciting additional proxies with respect to Proposal III. With respect to Proposal III, the Special Meeting has been adjourned until July 31, 2006 at 11:00 a.m. and will be held at the Company's offices at 420 South Orange Avenue, Suite 700, Orlando, Florida 32801.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CNL HOTELS & RESORTS, INC.


Date: June 20, 2006                       By: /s/ Mark E. Patten
                                              --------------------------------
                                              Name:  Mark E. Patten
                                              Title: Senior Vice President and
                                                     Chief Accounting Officer